EXHIBIT 99

                                                    wfmbs04-k     final         z         --              IA1
Morgan Stanley

Balance   $21,750,000.00 Delay                   24 WAC(1)                        4.75094298 WAM(1) 359
Coupon           4.49094 Dated             6/1/2004 NET(1)                          4.490943 WALA(1) 1
Settle         6/30/2004 First Payment    7/25/2004


Price               10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR

                    Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
          97-07              5.15          5.26          5.38          5.52          5.85          6.51          7.09          7.83
          97-11              5.12          5.22          5.33          5.47          5.78          6.41          6.95          7.66
          97-15              5.09          5.18          5.29          5.41          5.71           6.3          6.82          7.48
          97-19              5.06          5.15          5.25          5.36          5.64           6.2          6.69          7.32
          97-23              5.02          5.11           5.2          5.31          5.58           6.1          6.56          7.15
          97-27              4.99          5.07          5.16          5.26          5.51             6          6.43          6.98
          97-31              4.96          5.04          5.12          5.21          5.44           5.9           6.3          6.81
          98-03              4.93             5          5.08          5.16          5.38           5.8          6.17          6.64
          98-07               4.9          4.96          5.03          5.11          5.31           5.7          6.04          6.47
          98-11              4.87          4.93          4.99          5.06          5.24           5.6          5.91          6.31
          98-15              4.84          4.89          4.95          5.02          5.18           5.5          5.78          6.14

          WAL                4.77          4.03          3.43          2.92          2.15           1.4          1.07          0.82
          Mod Durn           4.06          3.46          2.96          2.54           1.9          1.26          0.98          0.76
Principal Window    Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11

          CMT_1YR           2.008         2.008         2.008         2.008         2.008         2.008         2.008         2.008
          Prepay    10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                    wfmbs04-k     final         z         --              IA2
Morgan Stanley

Balance $324,656,000.00     Delay                                24 WAC(1)     4.750943 WAM(1)                 359
Coupon 4.49094              Dated                          6/1/2004 NET(1)     4.490943 WALA(1)                  1
Settle 06/30/2004           First                Payment  7/25/2004


Price               10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR

                    Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
         97.1484375          5.17          5.28           5.4          5.54          5.89          6.57          7.16         7.92
         97.2734375          5.14          5.24          5.36          5.49          5.82          6.46          7.03         7.75
         97.3984375           5.1           5.2          5.32          5.44          5.75          6.36           6.9         7.58
         97.5234375          5.07          5.17          5.27          5.39          5.68          6.26          6.76         7.41
         97.6484375          5.04          5.13          5.23          5.34          5.62          6.16          6.63         7.24
         97.7734375          5.01          5.09          5.19          5.29          5.55          6.06           6.5         7.07
         97.8984375          4.98          5.06          5.14          5.24          5.48          5.96          6.37          6.9
         98.0234375          4.95          5.02           5.1          5.19          5.41          5.85          6.24         6.74
         98.1484375          4.92          4.98          5.06          5.14          5.35          5.75          6.11         6.57
         98.2734375          4.89          4.95          5.01          5.09          5.28          5.65          5.98          6.4
         98.3984375          4.85          4.91          4.97          5.04          5.21          5.55          5.85         6.23

WAL                          4.77          4.03          3.43          2.92          2.15           1.4          1.07         0.82
Mod Durn                     4.06          3.46          2.96          2.54           1.9          1.26          0.97         0.75
Principal Window    Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11

CMT_1YR                     2.008         2.008         2.008         2.008         2.008         2.008         2.008         2.008
Prepay              10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                    wfmbs04-k     final         z         --              IIA7
Morgan Stanley

Balance   $68,000,000.00 Delay                   24 WAC(2)             5.006586 WAM(2)                 359
Coupon           4.74659 Dated             6/1/2004 NET(2)             4.746586 WALA(2)                  1
Settle         6/15/2004 First Payment    7/25/2004


Price               10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR

                    Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
          99-00              4.96          5.01          5.07          5.14          5.28          5.54          5.75             6
          99-04              4.93          4.97          5.02          5.08          5.19           5.4          5.57          5.78
          99-08               4.9          4.93          4.97          5.01           5.1          5.27           5.4          5.56
          99-12              4.87          4.89          4.92          4.95          5.01          5.13          5.22          5.34
          99-16              4.84          4.85          4.87          4.89          4.93          4.99          5.05          5.12
          99-20              4.81          4.81          4.82          4.82          4.84          4.86          4.88           4.9
          99-24              4.78          4.77          4.77          4.76          4.75          4.72           4.7          4.68
          99-28              4.75          4.73          4.72           4.7          4.66          4.59          4.53          4.46
          100-00             4.72          4.69          4.67          4.64          4.57          4.45          4.36          4.24
          100-04             4.69          4.65          4.62          4.57          4.48          4.32          4.19          4.03
          100-08             4.66          4.62          4.56          4.51          4.39          4.18          4.02          3.81

          WAL                4.96          3.67          2.77           2.2          1.51          0.98          0.76           0.6
          Mod Durn           4.13          3.16          2.46          1.99           1.4          0.92          0.72          0.57
Principal Window    Jul04 - May14 Jul04 - May14 Jul04 - Mar12 Jul04 - Aug10 Jul04 - Aug08         4-Jul Jul04 - Jun06 Jul04 - Dec05

          CMT_1YR           2.008         2.008         2.008         2.008         2.008         2.008         2.008         2.008
          Prepay    10 CPR        15 CPR       20 CPR        25 CPR         35 CPR        50 CPR        60 CPR        70 CPR

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.


                                                    wfmbs04-k     final         z         --              IA1
Morgan Stanley

Balance   $21,750,000.00 Delay                   24 WAC(1)           4.75094298 WAM(1) 359
Coupon           4.49094 Dated             6/1/2004 NET(1)           4.490943   WALA(1) 1
Settle         6/30/2004 First Payment    7/25/2004



Price     10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR

          Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
          97-07              5.15          5.26          5.38          5.52          5.85          6.51          7.09          7.83
          97-11              5.12          5.22          5.33          5.47          5.78          6.41          6.95          7.66
          97-15              5.09          5.18          5.29          5.41          5.71           6.3          6.82          7.48
          97-19              5.06          5.15          5.25          5.36          5.64           6.2          6.69          7.32
          97-23              5.02          5.11           5.2          5.31          5.58           6.1          6.56          7.15
          97-27              4.99          5.07          5.16          5.26          5.51             6          6.43          6.98
          97-31              4.96          5.04          5.12          5.21          5.44           5.9           6.3          6.81
          98-03              4.93             5          5.08          5.16          5.38           5.8          6.17          6.64
          98-07               4.9          4.96          5.03          5.11          5.31           5.7          6.04          6.47
          98-11              4.87          4.93          4.99          5.06          5.24           5.6          5.91          6.31
          98-15              4.84          4.89          4.95          5.02          5.18           5.5          5.78          6.14

          WAL                4.77          4.03          3.43          2.92          2.15           1.4          1.07          0.82
          Mod Durn           4.06          3.46          2.96          2.54           1.9          1.26          0.98          0.76
Principal Window    Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11

          CMT_1YR           2.008         2.008         2.008         2.008         2.008         2.008         2.008         2.008
          Prepay      10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR



The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                    wfmbs04-k     final         z         --              IA1
Morgan Stanley

Balance   $21,750,000.00 Delay                   24 WAC(1)              4.75094298 WAM(1) 359
Coupon           4.49094 Dated             6/1/2004 NET(1)                4.490943 WALA(1) 1
Settle         6/30/2004 First Payment    7/25/2004



Price     10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR

          Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
          97-09+             5.13          5.23          5.35          5.48          5.81          6.44             7          7.72
          97-13+              5.1           5.2          5.31          5.43          5.74          6.34          6.87          7.55
          97-17+             5.07          5.16          5.26          5.38          5.67          6.24          6.74          7.38
          97-21+             5.04          5.12          5.22          5.33           5.6          6.14          6.61          7.21
          97-25+                5          5.09          5.18          5.28          5.54          6.04          6.48          7.04
          97-29+             4.97          5.05          5.13          5.23          5.47          5.94          6.35          6.87
          98-01+             4.94          5.01          5.09          5.18           5.4          5.84          6.22           6.7
          98-05+             4.91          4.98          5.05          5.13          5.34          5.74          6.09          6.54
          98-09+             4.88          4.94          5.01          5.08          5.27          5.64          5.96          6.37
          98-13+             4.85           4.9          4.96          5.03           5.2          5.54          5.83           6.2
          98-17+             4.82          4.87          4.92          4.98          5.14          5.44           5.7          6.04

          WAL                4.77          4.03          3.43          2.92          2.15           1.4          1.07          0.82
          Mod Durn           4.06          3.46          2.96          2.54           1.9          1.26          0.98          0.76
Principal Window    Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11 Jul04 - May11

          CMT_1YR           2.008         2.008         2.008         2.008         2.008         2.008         2.008         2.008
          Prepay      10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                     wfmbs04-k          final               z          --         IIA6
Morgan Stanley

Balance   $75,000,000.00 Delay                    24 WAC(2)                     5.006585876 WAM(2)            359
Coupon           4.74659 Dated              6/1/2004 NET(2)                        4.746586 WALA(2)             1
Settle         6/30/2004 First Payment     7/25/2004


Price               10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR

                    Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
          93-22              5.64          5.75          5.91           6.1          6.57          7.48          8.28          9.29
          93-26              5.62          5.73          5.89          6.07          6.53          7.43           8.2          9.19
          93-30               5.6          5.71          5.86          6.05          6.49          7.37          8.12          9.09
          94-02              5.58          5.69          5.84          6.02          6.45          7.31          8.05             9
          94-06              5.56          5.67          5.81          5.99          6.42          7.25          7.97           8.9
          94-10              5.55          5.65          5.79          5.96          6.38          7.19           7.9           8.8
          94-14              5.53          5.63          5.77          5.93          6.34          7.13          7.82           8.7
          94-18              5.51          5.61          5.74           5.9           6.3          7.08          7.75          8.61
          94-22              5.49          5.59          5.72          5.88          6.26          7.02          7.67          8.51
          94-26              5.47          5.57          5.69          5.85          6.22          6.96           7.6          8.41
          94-30              5.46          5.55          5.67          5.82          6.19           6.9          7.52          8.32

          WAL                9.36          8.05          6.77          5.67          4.04          2.57          1.96           1.5
          Mod Durn           7.29           6.4          5.49          4.68          3.44          2.27          1.75          1.35
Principal Window    Apr11 - May14 Mar09 - May14 Jan08 - May14 Apr07 - May14 May06 - 14May Sep05 - May14 May05 - May14 Mar05 - May14

          CMT_1YR           2.008         2.008         2.008         2.008         2.008         2.008         2.008         2.008
          Prepay    10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                    wfmbs04-k     final         z             --            IIA8
Morgan Stanley

Balance   $50,000,000.00 Delay                   24 WAC(2)       5.006586 WAM(2)                  359
Coupon           4.74659 Dated             6/1/2004 NET(2)       4.746586 WALA(2)                   1
Settle         6/30/2004 First Payment    7/25/2004


Price               10 CPR        15 CPR        20 CPR        25 CPR        35 CPR        50 CPR        60 CPR        70 CPR

                    Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
          91-22+             5.88          5.88          5.92          6.04          6.41          7.19          7.89          8.78
          91-26+             5.86          5.86          5.91          6.02          6.38          7.15          7.83          8.72
          91-30+             5.84          5.84          5.89             6          6.35          7.11          7.78          8.65
          92-02+             5.83          5.83          5.87          5.98          6.33          7.07          7.73          8.58
          92-06+             5.81          5.81          5.85          5.96           6.3          7.03          7.68          8.52
          92-10+             5.79          5.79          5.83          5.94          6.27          6.99          7.63          8.45
          92-14+             5.77          5.77          5.81          5.92          6.25          6.95          7.58          8.39
          92-18+             5.75          5.75          5.79           5.9          6.22          6.91          7.53          8.32
          92-22+             5.74          5.74          5.78          5.88          6.19          6.87          7.48          8.26
          92-26+             5.72          5.72          5.76          5.86          6.17          6.83          7.43          8.19
          92-30+              5.7           5.7          5.74          5.84          6.14           6.8          7.38          8.13

          WAL                 9.9           9.9          9.42          8.35          6.21          3.98          3.02           2.3
          Mod Durn            7.6           7.6           7.3           6.6          5.11          3.43          2.66          2.06
Principal Window    May14 - May14 May14 - May14 Mar12 - May14 Aug10 - May14 Aug08 - 14May Jan07 - May14 Jun06 - May14 Dec05 - May14

          CMT_1YR           2.008         2.008         2.008         2.008         2.008         2.008         2.008         2.008
          Prepay    10 CPR        15 CPR        20 CPR        25 CPR         35 CPR       50 CPR        60 CPR        70 CPR

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.